FIRST AMENDMENT TO NOTE AND SECURITY AGREEMENT

THIS FIRST AMENDMENT (THE “FIRST AMENDMENT”) DATED OCTOBER 31, 2008 TO NOTE AND SECURITY AGREEMENT (THE “AGREEMENT”) DATED AS OF AUGUST 28, 2008 BETWEEN NON-INVASIVE MONITORING SYSTEMS, INC. (“BORROWER”) AND THE UNDERSIGNED LENDERS (“LENDERS”).

RECITALS

WHEREAS, Borrower and Lenders (collectively, the “Parties”) are parties to the Agreement which became effective on August 28, 2008; and

WHEREAS, the Borrowers and Lenders desire to amend the Agreement to extend the Maturity Date (as defined in the Agreement) from October 31, 2008 until November 30, 2008.

NOW THEREFORE, in consideration of the mutual covenants and promises contained in the Agreement and this First Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lenders agree as follows:

AMENDMENT

1. Extension of Maturity Date. Section 3 of the Agreement is hereby amended and restated in its entirety as follows:

Payments of Obligations, including Principal and Interest. The principal amount of the Loan evidenced hereby, together with any accrued and unpaid interest, and any and all the Obligations, including unpaid costs, fees and expenses accrued, such as Lender’s Expenses, shall be due and payable in full on November 30, 2008 (the “Maturity Date”).

2. Governing Law. This First Amendment shall be governed by the laws of the State of Florida without regard to its conflict of laws rules or principles.

3. Amendments. Except as expressly amended hereby, the Agreement shall remain unmodified and in full force and effect.

4. Entire Agreement. This First Amendment and the Agreement and any schedules or exhibits attached to the Agreement constitute the entire agreement of the Parties with respect to the subject matter hereof and supersede all prior understandings and writings between the Parties relating thereto.

5. Interpretation. Any capitalized terms used in this First Amendment but not otherwise defined shall have the meaning provided in the Agreement.

6. Counterparts. This First Amendment may be executed manually, electronically in Adobe® PDF file format, or by facsimile by the Parties, in any number of counterparts, each of which shall be considered one and the same amendment and shall become effective when a counterpart hereof shall have been signed by each of the Parties and delivered to the other Party.

IN WITNESS WHEREOF, the Parties hereto have caused this First Amendment to be executed in their names as of the date first written above.

NON-INVASIVE MONITORING SYSTEMS, INC.
By:/s/ Adam S. Jackson

Name: Adam S. Jackson Title: Chief Financial Officer
FROST GAMMA INVESTMENTS TRUST
By: /s/ Phillip Frost

Name: Phillip Frost Title: Trustee
HSU GAMMA INVESTMENT LP
By:/s/ Jane H. Hsiao

Name: Jane H. Hsiao Title: Managing Partner
MARVIN A. SACKNER, MD
By:/s/ Marvin A. Sackner

Name: Marvin A. Sackner Title:
MARIE V. WOLF
By:/s/ Marie V. Wolf

Name: Marie V. Wolf Title: